UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2004

CALIPER LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28229	33-0675808
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Elm Street
Hopkinton, MA 01748

(Address of Principal Executive Offices and Zip Code)

(508) 435-9500

(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press release, dated February 26, 2004

Item 12. Results of Operations and Financial Condition.

On February 26, 2004, Caliper Life Sciences, Inc. issued a press release announcing financial results for the quarter and year ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALIPER LIFE SCIENCES, INC.
	By:	/s/ JAMES L. KNIGHTON
James L. Knighton
February 26, 2004		Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of document
99.1	Press release of Caliper Life Sciences, Inc., announcing financial results for the quarter and year ended December 31, 2003.